UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-23467

American Funds International Vantage Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2022

Gregory F. Niland

American Funds International Vantage Fund

5300 Robin Hood Road

Norfolk, Virginia 23513

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

American Funds International Vantage Fund Annual report for the year ended October 31, 2022

A prudent approach
to international
growth investing

American Funds International Vantage Fund seeks to provide prudent growth of capital and conservation of principal.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For over 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class F-3 shares. Class A share results are shown at net asset value unless otherwise indicated. If a sales charge (maximum 5.75%) had been deducted from Class A shares, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

Here are the average annual total returns on a $1,000 investment for periods ended September 30, 2022 (the most recent calendar quarter-end):

	1 year	5 years	10 years

Class F-3 shares*	–26.38%	1.64%	4.73%
Class A shares (reflecting 5.75% maximum sales charge)†	–30.93	–0.01	3.64

*	The fund was organized for the purpose of effecting the reorganization of Capital Group International Equity Fund (the “predecessor fund”) into a new Delaware statutory trust on November 8, 2019. In connection with the reorganization, former shareholders of the predecessor fund received Class F-3 shares of the fund. The performance of Class F-3 shares of the fund includes the performance of the predecessor fund prior to the reorganization.
†	Class A shares were first offered on November 8, 2019. Class A share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund, adjusted for typical estimated expenses. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

For other share class results, visit capitalgroup.com and americanfundsretirement.com.

The total annual fund operating expense ratios are 0.57% for Class F-3 shares and 1.03% for Class A shares, and the net expense ratios are 0.54% for Class F-3 shares and 1.00% for Class A shares as of the prospectus dated January 1, 2023 (unaudited). The expense ratios are restated to reflect current fees.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Visit capitalgroup.com for more information.

The investment adviser is currently reimbursing a portion of other expenses. This reimbursement will be in effect through at least January 1, 2024, without which the results would have been lower and net expense ratios higher. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. Visit capitalgroup.com for more information.

Investing outside the United States may be subject to risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

3	The value of a $10,000 investment

4	Investment portfolio

8	Financial statements

30	Board of trustees and other officers

Fellow investors:

In a difficult environment for equities globally, American Funds International Vantage Fund returned –24.8% for the 12-month reporting period ended October 31, 2022. By comparison, the fund’s primary benchmark, the unmanaged MSCI EAFE (Europe, Australasia, Far East) Index, fell 23.0%. Despite the near-term headwinds to results, the fund, which seeks to provide a smoother return profile over a full market cycle, has outpaced its benchmark on a three-, five- and 10-year basis, and over its lifetime, as the table below shows.

Market review

International stocks were weak during the last year, registering their worst 12-month return in over a decade. High inflation, rising interest rates, the Russia-Ukraine war, geopolitical tensions and a continued slowdown in China, partially driven by the country’s zero-COVID policy, were just a few of the many externalities that weighed on the markets during the period.

Nearly all sectors in the MSCI EAFE Index fell by double digits. The exception was energy, which gained as oil prices rebounded amid recovering demand and reached their highest levels in more than a decade following Russia’s escalation of the war in Ukraine.

More defensive sectors, including consumer staples and health care, held up slightly better than the broader market. Conversely, many of the faster-growing companies, including those in the information technology and consumer discretionary sectors, saw the steepest declines. Many companies in these sectors had benefited from strong returns throughout the pandemic as the shift to working from home boosted demand. However, mounting recessionary pressures in many markets and uncertainty surrounding consumer spending in the face of unexpectedly persistent inflation have weighed on many of these pandemic beneficiaries.

Divergent monetary policy created volatile currency markets and drove the euro, the Japanese yen and the British pound to multidecade lows against the U.S. dollar. The European Central Bank raised interest rates for the first time since

Results at a glance

(for periods ended October 31, 2022, with all distributions reinvested)

	Cumulative total returns	Average annual total returns
	1 year	3 years	5 years	10 years	Lifetime (since Class F-3 inception on 4/1/11)

American Funds International Vantage Fund[1] (Class F-3 shares)	–24.84%	0.16%	2.34%	5.20%	4.29%
American Funds International Vantage Fund (Class A shares)[2]	–25.12	–0.27	1.89	4.74	3.84
MSCI EAFE (Europe, Australasia, Far East) Index[3]	–23.00	–1.27	–0.09	4.13	3.00

[1]	The fund was organized for the purpose of effecting the reorganization of Capital Group International Equity Fund (the “predecessor fund”) into a new Delaware statutory trust on November 8, 2019. In connection with the reorganization, former shareholders of the predecessor fund received Class F-3 shares of the fund. The performance of Class F-3 shares of the fund includes the performance of the predecessor fund prior to the reorganization. The inception date shown in the table for Class F-3 shares is that of the predecessor fund.
[2]	Class A shares were first offered on November 8, 2019. Class A share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund, adjusted for typical estimated expenses. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.
[3]	MSCI EAFE® (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index that is designed to measure developed equity market results, excluding the United States and Canada. Results reflect dividends net of withholding taxes. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. Source: MSCI.

American Funds International Vantage Fund	1

2011, ending eight years of negative policy rates. ECB officials also launched a new bond-buying program intended to counter rising borrowing costs in the weaker economies of Southern Europe. However, the Bank of Japan (BOJ) did the opposite, announcing it would maintain its ultra-loose monetary policy in the face of soaring inflation.

Political turmoil also weighed on markets amid leadership changes in Italy and the United Kingdom. Italian leader Mario Draghi quit after losing support in his coalition government. British prime minister Boris Johnson stepped down after a series of scandals. He was succeeded by foreign secretary Liz Truss, whose subsequent tax cut plan sparked a selloff in U.K. markets and prompted her resignation.

Inside the portfolio

Amid the turmoil and narrowness of the market, the fund did not exhibit the resilience that has typically defined it during periods of market stress. Having more significant exposure to companies in the information technology sector was the largest detractor on a relative basis. Semiconductor and semiconductor equipment makers, including ASML and TSMC, declined amid fears that supply problems may have induced customers to order too much inventory, which could lead to a supply glut should demand slow.

Health care stocks were mixed. Novo Nordisk and AstraZeneca were the fund’s largest contributors to relative results. Novo, the world’s largest insulin maker, continued to see strong revenue growth and boosted its FY2022 guidance. But shares of Swiss dental implants company Straumann declined amid profit-taking after the shares notched strong returns in 2021. China’s BeiGene also declined. Chinese health care shares broadly have been very weak, driven by geopolitical tensions and domestic health care policy in China.

Cash did help buoy results in a down market. Similarly, select investments in financials were also bright spots. Conversely, the fund had fewer investments in energy, the only sector to deliver positive returns over the period, which held back results.

Looking ahead

By nearly all measures, it was a difficult year for investors. The sharp declines in equity markets and the numerous, interconnected issues that have weighed on the markets can feel unnerving.

But times like these can also be exciting — particularly for investors willing to be patient and disciplined. This past year saw many good companies with bright prospects fall out of favor. We also saw a reversal of many of the characteristics that have defined the world over the past decade, including very low interest rates, low inflation and a relentless push toward globalization. We have often found that these dislocations and changes in the environment, when addressed with fundamental research and a willingness to look at individual companies through the lens of long-term investing, can be beneficial to identifying those with truly superior multiyear prospects.

As a reminder, the fund seeks to provide prudent growth of capital and conservation of principal. It aims to provide a smoother return profile over a full market cycle, targeting less volatility and better downside capture than the market by focusing on companies with the potential for long-term growth and resilience to market declines.

Information technology continues to be one of the largest areas of investment for the fund. An increasingly digital and connected world underpins many of the investments in the sector. Factory automation businesses and companies that provide the underlying infrastructure and technology that enable interconnectedness, including semiconductor equipment companies such as ASML, appear well placed to benefit from these durable growth trends.

It is also an exciting time in health care. We are still in the early days of a third major wave of innovation drug discovery, which uses cells and genes as medicines. Insights and data gleaned from genetic sequencing has meant faster drug discovery timelines and the development of new therapeutic interventions and technologies that can more specifically intervene in the disease process. Additionally, companies such as Novo Nordisk, AstraZeneca and Genmab are tackling life threatening health problems including cancer, diabetes and obesity.

More recently, the Russia-Ukraine war has added an increasing urgency around energy security, energy transition and products that help to reduce energy demand in the near term. This has added a secular tailwind to the industrials, energy and materials sectors and driven interest in several cyclical businesses including HVAC companies, energy producers with LNG assets, chemical companies that make building products with energy efficiency benefits, and businesses exposed to the transition to electric vehicles.

One of our portfolio managers often describes the fund as one that expresses optimism about the world — an optimism that the lives of individuals on a global basis are generally improving over time. In times when there is so much turmoil in the market, many people focus on what could go wrong. We continue to focus on what is going right: businesses that we believe have strong competitive moats, good pricing power and durable, sustainable growth that can prove resilient through a market cycle.

We thank you for the trust you have placed in us and for your continued investment in the fund, and we look forward to reporting to you again in six months.

Cordially,

Gerald Du Manoir
President

December 9, 2022

For current information about the fund, visit capitalgroup.com.

2	American Funds International Vantage Fund

The value of a $10,000 investment

How a hypothetical $10,000 investment has grown
(for the period April 1, 2011, to October 31, 2022, with all distributions reinvested)

Fund results shown are for Class F-3 and Class A shares. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

[1]	Includes reinvested dividends and capital gain distributions.
[2]	Class A share results reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment; thus, the net amount invested was $9,425. Class A shares were first offered on November 8, 2019. Class A share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund, adjusted for typical estimated expenses. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended October 31, 2022)

	1 year	5 years	10 years	Lifetime (since 4/1/11)

Class F-3 shares	-24.84%	2.34%	5.20%	4.29%
Class A shares*	-29.43	0.69	4.12	3.31

*	Assumes payment of the maximum 5.75% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Visit capitalgroup.com for more information.

American Funds International Vantage Fund	3

Investment portfolio October 31, 2022

Sector diversification	Percent of net assets

Country diversification by domicile	Percent of net assets
Eurozone*	31.14%
Japan	13.66
United Kingdom	10.50
Denmark	7.90
Switzerland	7.81
Hong Kong	2.68
Canada	2.04
China	1.81
United States	1.68
Other countries	7.58
Short-term securities & other assets less liabilities	13.20
*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Belgium, Finland, France, Germany, Ireland, Italy, the Netherlands, Portugal and Spain.

Common stocks 86.79%	Shares	Value (000)
Information technology 15.04%
ASML Holding NV	55,143	$26,049
Keyence Corp.	49,520	18,756
Hamamatsu Photonics KK	368,100	16,685
SAP SE	149,622	14,442
Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	233,093	14,347
OBIC Co., Ltd.	78,100	11,749
STMicroelectronics NV (EUR denominated)	332,026	10,369
Amadeus IT Group SA, Class A, non-registered shares[1]	182,537	9,514
Fujitsu, Ltd.	42,600	4,906
Worldline SA, non-registered shares[1]	95,814	4,196
Nokia Corp.	933,737	4,159
Adyen NV1	2,767	3,972
Nice, Ltd. (ADR)[1]	17,350	3,295
Tokyo Electron, Ltd.	10,800	2,868
Shopify, Inc., Class A, subordinate voting shares[1]	83,460	2,857
Dye & Durham, Ltd.	222,112	2,457
Reply SpA	20,125	2,190
Atlassian Corp., Class A1	8,100	1,642
Dassault Systemes SE	45,304	1,520
		155,973

Health care 14.11%
Novo Nordisk A/S, Class B	353,186	38,397
AstraZeneca PLC	266,805	31,374
EssilorLuxottica	117,370	18,599
Genmab A/S1	48,061	18,525
BeiGene, Ltd. (ADR)[1]	47,550	8,031
Straumann Holding AG	77,090	7,343
Roche Holding AG, nonvoting non-registered shares	18,823	6,251
Daiichi Sankyo Company, Ltd.	169,200	5,424
Shionogi & Co., Ltd.	96,700	4,481
Terumo Corp.	108,000	3,286
Innovent Biologics, Inc.[1]	730,000	2,585
HOYA Corp.	14,200	1,325
Asahi Intecc Co., Ltd.	38,600	658
		146,279

Industrials 13.93%
Safran SA	191,637	21,348
ABB, Ltd.	523,814	14,563
Airbus SE, non-registered shares	128,067	13,869
TFI International, Inc. (CAD denominated)	152,037	13,839
SMC Corp.	30,600	12,372
RELX PLC	287,000	7,705

4	American Funds International Vantage Fund

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
DSV A/S	53,009	$7,176
Epiroc AB, Class A	467,705	7,161
MTU Aero Engines AG	36,684	6,571
DKSH Holding AG	80,890	5,828
Daikin Industries, Ltd.	38,400	5,781
Recruit Holdings Co., Ltd.	186,800	5,766
Mitsubishi Corp.	206,200	5,590
Jardine Matheson Holdings, Ltd.	102,100	4,699
Azelis Group NV	110,868	2,538
Nidec Corp.	43,900	2,432
ASSA ABLOY AB, Class B	119,210	2,408
Ryanair Holdings PLC (ADR)[1]	24,214	1,668
Hitachi, Ltd.	35,700	1,623
Japan Airlines Co., Ltd.[1]	81,700	1,525
		144,462

Consumer staples 11.08%
British American Tobacco PLC	478,403	18,837
Nestlé SA	150,245	16,361
Carlsberg A/S, Class B	121,772	14,352
L’Oréal SA, non-registered shares	45,448	14,287
Anheuser-Busch InBev SA/NV	261,920	13,097
Reckitt Benckiser Group PLC	162,518	10,773
Danone SA	177,568	8,834
Pernod Ricard SA	36,884	6,477
Imperial Brands PLC	193,895	4,723
Uni-Charm Corp.	145,400	4,432
Diageo PLC	41,300	1,704
Unilever PLC (GBP denominated)	22,300	1,016
		114,893

Financials 9.69%
London Stock Exchange Group PLC	249,918	21,685
AIA Group, Ltd.	2,489,700	18,856
DBS Group Holdings, Ltd.	597,680	14,440
HDFC Bank, Ltd. (ADR)	211,629	13,187
Euronext NV	138,509	8,801
DNB Bank ASA	470,277	8,323
Aon PLC, Class A	20,100	5,658
Partners Group Holding AG	2,627	2,359
Deutsche Boerse AG	14,488	2,357
ING Groep NV	214,800	2,113
UniCredit SpA	125,571	1,557
Hong Kong Exchanges and Clearing, Ltd.	42,500	1,132
		100,468

Consumer discretionary 7.75%
Kering SA	32,460	14,875
Industria de Diseño Textil, SA	548,420	12,433
Hermès International	9,549	12,367
LVMH Moët Hennessy-Louis Vuitton SE	19,225	12,140
MercadoLibre, Inc.[1]	11,178	10,078
Cie. Financière Richemont SA, Class A	63,364	6,197
Nitori Holdings Co., Ltd.	52,400	4,770
adidas AG	33,273	3,255
B&M European Value Retail SA	769,021	2,845
Oriental Land Co., Ltd.	10,700	1,436
		80,396

Materials 5.25%
Givaudan SA	3,791	11,320
Sika AG	47,382	10,684
Air Liquide SA, non-registered shares	79,192	10,354
Shin-Etsu Chemical Co., Ltd.	80,200	8,382
Sociedad Química y Minera de Chile SA, Class B (ADR)	46,234	4,331

American Funds International Vantage Fund	5

Common stocks (continued)	Shares	Value (000)
Materials (continued)
Asahi Kasei Corp.	628,500	$4,034
BHP Group, Ltd. (CDI)	162,515	3,870
Kansai Paint Co., Ltd.	110,120	1,437
		54,412

Communication services 3.39%
Nippon Telegraph and Telephone Corp.	327,600	9,020
Koninklijke KPN NV	3,032,681	8,484
Tencent Holdings, Ltd.	231,300	6,058
BT Group PLC	2,010,533	2,993
América Móvil, SAB de CV, Series L (ADR)	137,356	2,584
NetEase, Inc.	189,900	2,071
Singapore Telecommunications, Ltd.	1,126,100	1,989
Viaplay Group AB, Class B1	75,170	1,372
Adevinta ASA[1]	85,089	583
		35,154

Energy 3.37%
TotalEnergies SE	467,527	25,458
BP PLC	541,422	2,979
Galp Energia, SGPS, SA, Class B	289,795	2,943
INPEX Corp.	285,300	2,912
Woodside Energy Group, Ltd. (CDI)	29,366	679
		34,971

Utilities 2.69%
Engie SA	743,766	9,669
Iberdrola, SA, non-registered shares	844,985	8,580
Enel SpA	866,328	3,869
Ørsted AS	42,363	3,494
National Grid PLC	207,079	2,252
		27,864

Real estate 0.49%
Link REIT	522,900	3,091
Altus Group, Ltd.	57,124	2,030
		5,121

Total common stocks (cost: $709,153,000)		899,993

Rights & warrants 0.01%
Consumer discretionary 0.01%
Compagnie Financière Richemont SA, Class A, warrants, expire 11/22/2023[1]	147,960	73

Total rights & warrants (cost: $0)		73

Short-term securities 13.02%
Money market investments 13.02%
Capital Group Central Cash Fund 3.18%[2,3]	1,350,492	135,022

Total short-term securities (cost: $135,026,000)		135,022
Total investment securities 99.82% (cost: $844,179,000)		1,035,088
Other assets less liabilities 0.18%		1,876

Net assets 100.00%		$1,036,964

6	American Funds International Vantage Fund

Investments in affiliates3

	Value of affiliates at 11/1/2021 (000)	Additions (000)	Reductions (000)		Net realized loss (000)	Net unrealized depreciation (000)	Value of affiliates at 10/31/2022 (000)	Dividend income (000)
Short-term securities 13.02%
Money market investments 13.02%
Capital Group Central Cash Fund 3.18%[2]	$107,988	$439,165	$412,101		$(23)	$(7)	$135,022	$1,207
Money market investments purchased with collateral from securities on loan 0.00%
Capital Group Central Cash Fund 3.18%[2,4]	2,577		2,577	[5]			—	—	[6]
Total 13.02%					$(23)	$(7)	$135,022	$1,207

[1]	Security did not produce income during the last 12 months.
[2]	Rate represents the seven-day yield at 10/31/2022.
[3]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[4]	Affiliated issuer during the reporting period but no longer held at 10/31/2022.
[5]	Represents net activity. Refer to Note 5 for more information on securities lending.
[6]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

CDI = CREST Depository Interest

EUR = Euros

GBP = British pounds

REIT = Real Estate Investment Trust

Refer to the notes to financial statements.

American Funds International Vantage Fund	7

Financial statements

Statement of assets and liabilities at October 31, 2022	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $709,153)	$900,066
Affiliated issuers (cost: $135,026)	135,022	$1,035,088
Cash		51
Receivables for:
Sales of fund’s shares	5,794
Services provided by related parties	305
Dividends	4,087	10,186
		1,045,325
Liabilities:
Payables for:
Purchases of investments	1,980
Repurchases of fund’s shares	3,820
Investment advisory services	409
Services provided by related parties	160
Trustees’ deferred compensation	45
Custody fees	35
U.S. and non-U.S. taxes	1,749
Other	163	8,361
Net assets at October 31, 2022		$1,036,964

Net assets consist of:
Capital paid in on shares of beneficial interest		$829,943
Total distributable earnings		207,021
Net assets at October 31, 2022		$1,036,964

Refer to the notes to financial statements.

8	American Funds International Vantage Fund

Financial statements (continued)

Statement of assets and liabilities at October 31, 2022 (continued)	(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (79,319 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class A	$54,695	4,212	$12.99
Class C	3,744	292	12.83
Class T	9	1	13.06
Class F-1	2,762	212	13.00
Class F-2	431,989	33,083	13.06
Class F-3	518,820	39,609	13.10
Class 529-A	3,826	295	12.99
Class 529-C	342	27	12.82
Class 529-E	110	8	12.99
Class 529-T	10	1	13.05
Class 529-F-1	10	1	13.06
Class 529-F-2	898	69	13.01
Class 529-F-3	9	1	13.02
Class R-1	63	5	12.96
Class R-2	442	34	12.90
Class R-2E	31	2	13.06
Class R-3	970	75	12.95
Class R-4	161	12	13.02
Class R-5E	456	35	13.05
Class R-5	2,016	154	13.07
Class R-6	15,601	1,191	13.09

Refer to the notes to financial statements.

American Funds International Vantage Fund	9

Financial statements (continued)

Statement of operations for the year ended October 31, 2022	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $1,733; also includes $1,207 from affiliates)	$22,126
European Union withholding tax reclaims	2,180
Interest from European Union withholding tax reclaims	592
Securities lending income (net of fees)	65	$24,963
Fees and expenses*:
Investment advisory services	6,163
Distribution services	250
Transfer agent services	581
Administrative services	339
529 plan services	3
Reports to shareholders	40
Registration statement and prospectus	370
Trustees’ compensation	47
Auditing and legal	82
Custodian	98
Other	80
Total fees and expenses before reimbursements	8,053
Less reimbursements of fees and expenses:
Transfer agent services reimbursement	— †
Miscellaneous fee reimbursement	422
Total fees and expenses after reimbursements		7,631
Net investment income		17,332

Net realized gain and unrealized depreciation:
Net realized gain (loss) on:
Investments:
Unaffiliated issuers	3,987
Affiliated issuers	(23)
Currency transactions	135	4,099
Net unrealized depreciation on:
Investments:
Unaffiliated issuers	(350,124)
Affiliated issuers	(7)
Currency translations	(185)	(350,316)
Net realized gain and unrealized depreciation		(346,217)

Net decrease in net assets resulting from operations		$(328,885)

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.
†	Amount less than one thousand.

Refer to the notes to financial statements.

10	American Funds International Vantage Fund

Financial statements (continued)

Statements of changes in net assets
(dollars in thousands)

	Year ended October 31,
	2022	2021
Operations:
Net investment income	$17,332	$10,774
Net realized gain	4,099	27,322
Net unrealized (depreciation) appreciation	(350,316)	224,598
Net (decrease) increase in net assets resulting from operations	(328,885)	262,694

Distributions paid to shareholders	(34,468)	(29,224)

Net capital share transactions	96,706	138,372

Total (decrease) increase in net assets	(266,647)	371,842

Net assets:
Beginning of year	1,303,611	931,769
End of year	$1,036,964	$1,303,611

Refer to the notes to financial statements.

American Funds International Vantage Fund	11

Notes to financial statements

1. Organization

American Funds International Vantage Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company. The fund seeks to provide prudent growth of capital and conservation of principal.

The fund has 21 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), seven 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T, 529-F-1, 529-F-2 and 529-F-3) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75% for Class A; up to 3.50% for Class 529-A	None (except 1.00% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Classes C and 529-C	None	1.00% for redemptions within one year of purchase	Class C converts to Class A after eight years and Class 529-C converts to Class 529-A after five years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses), realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

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Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds”), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset

American Funds International Vantage Fund	13

value of each share class of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. As of October 31, 2022, all of the fund’s investments were classified as Level 1.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

14	American Funds International Vantage Fund

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls, sanctions, or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different regulatory, legal, accounting, auditing, financial reporting and recordkeeping requirements, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund, which could impact the liquidity of the fund’s portfolio. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Securities lending — The fund has entered into securities lending transactions in which the fund earns income by lending investment securities to brokers, dealers or other institutions. Each transaction involves three parties: the fund, acting as the lender of the securities, a borrower, and a lending agent that acts as an intermediary.

Securities lending transactions are entered into by the fund under a securities lending agent agreement with the lending agent. The lending agent facilitates the exchange of securities between the fund and approved borrowers, ensures that securities loans are properly coordinated and documented, marks-to-market the value of collateral daily, secures additional collateral from a borrower if it falls below preset terms, and may reinvest cash collateral on behalf of the fund according to agreed parameters. The lending agent provides indemnification to the fund against losses resulting from a borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a potential loss of income or value if a borrower fails to return securities, collateral investments decline in value or the lending agent fails to perform.

The borrower is required to post highly liquid assets, such as cash or U.S. government securities, as collateral for the loan in an amount at least equal to the value of the securities loaned. Investments made with cash collateral are recognized as assets in the fund’s investment portfolio. The same amount is recorded as a liability in the fund’s statement of assets and liabilities. While securities are on loan, the fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer, as well as a portion of the interest on the investment of the collateral. Additionally, although the fund does not have the right to vote on securities while they are on loan, the fund has a right to consent on corporate actions and a right to recall loaned securities to vote. A borrower is obligated to return loaned securities at the conclusion of a loan or, during the pendency of a loan, on demand from the fund.

As of October 31, 2022, the fund did not have any securities out on loan.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended October 31, 2022, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the fund did not incur any significant interest or penalties.

The fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.

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Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. During the year ended October 31, 2022, the fund recognized $2,180,000 in reclaims (net of $1,732,000 in fees and the effect of realized gain or loss from currency translations) and $592,000 in interest related to European court rulings, which is included in the fund’s statement of operations. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; unrealized appreciation of certain investments in securities outside the U.S.; cost of investments sold and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended October 31, 2022, the fund reclassified $1,872,000 from total distributable earnings to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of October 31, 2022, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$14,222
Undistributed long-term capital gains	941
Gross unrealized appreciation on investments	247,880
Gross unrealized depreciation on investments	(57,039)
Net unrealized appreciation on investments	190,841
Cost of investments	844,247

Distributions paid were characterized for tax purposes as follows (dollars in thousands):

	Year ended October 31, 2022						Year ended October 31, 2021
Share class	Ordinary income		Long-term capital gains		Total distributions paid		Ordinary income		Long-term capital gains		Total distributions paid
Class A	$488		$1,113		$1,601		$104		$522		$626
Class C	15		92		107		1		23		24
Class T	—	*	—	*	—	*	—	*	—	*	—	*
Class F-1	29		66		95		8		34		42
Class F-2	4,978		8,622		13,600		1,271		4,398		5,669
Class F-3	6,980		11,452		18,432		4,859		16,095		20,954
Class 529-A	35		76		111		7		39		46
Class 529-C	2		7		9		—		2		2
Class 529-E	1		2		3		—	*	1		1
Class 529-T	—	*	—	*	—	*	—	*	—	*	—	*
Class 529-F-1	—	*	—	*	—	*	—	*	—	*	—	*
Class 529-F-2	10		18		28		2		8		10
Class 529-F-3	—	*	—	*	—	*	—	*	—	*	—	*
Class R-1	1		4		5		—	*	—	*	—	*
Class R-2	1		2		3		—	*	1		1
Class R-2E	—		1		1		1		2		3
Class R-3	4		10		14		—	*	1		1
Class R-4	2		5		7		1		4		5
Class R-5E	1		2		3		—	*	1		1
Class R-5	1		2		3		—	*	1		1
Class R-6	163		283		446		430		1,408		1,838
Total	$12,711		$21,757		$34,468		$6,684		$22,540		$29,224

*	Amount less than one thousand.

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7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. At the beginning of the year, these fees were based on a series of decreasing annual rates beginning with 0.603% on the first $1.5 billion of daily net assets and decreasing to 0.500% on such assets in excess of $1.5 billion. On March 11, 2022, the fund’s board of trustees approved an amended investment advisory and service agreement effective May 1, 2022, replacing the prior series of rates and breakpoints with a new series of decreasing annual rates beginning with 0.478% on the first $15.0 billion of daily net assets and decreasing to 0.450% on such assets in excess of $15.0 billion. For the year ended October 31, 2022, the investment advisory services fees were $6,163,000, which were equivalent to an annualized rate of 0.545% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, 529-F-2, 529-F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.30%
Class 529-A	0.25	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of October 31, 2022, unreimbursed expenses subject to reimbursement totaled $59,000 for Class A shares. There were no unreimbursed expenses subject to reimbursement for Class 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders. For the year ended October 31, 2022, CRMC reimbursed transfer agent services fees of less than $1,000 for Class R-2E and R-5E shares. CRMC does not intend to recoup this reimbursement.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the average daily net assets attributable to each share class of the fund. Currently the fund pays CRMC an administrative services fee at the annual rate of 0.03% of the average daily net assets attributable to each share class of the fund for CRMC’s provision of administrative services.

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529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fees are based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. Virginia529 is not considered a related party to the fund.

Prior to January 1, 2022, the quarterly fees were based on a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. Effective January 1, 2022, the quarterly fees were amended to a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $75 billion. The fees for any given calendar quarter are accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. For the year ended October 31, 2022, the 529 plan services fees were $3,000, which were equivalent to 0.058% of the average daily net assets of each 529 share class.

For the year ended October 31, 2022, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services		Transfer agent services		Administrative services		529 plan services
Class A	$175		$84		$18		Not applicable
Class C	45		7		2		Not applicable
Class T	—		—	*	—	*	Not applicable
Class F-1	8		4		1		Not applicable
Class F-2	Not applicable		475		138		Not applicable
Class F-3	Not applicable		1		174		Not applicable
Class 529-A	11		6		1		$2
Class 529-C	4		1		—	*	—	*
Class 529-E	—	*	—	*	—	*	—	*
Class 529-T	—		—	*	—	*	—	*
Class 529-F-1	—		—	*	—	*	—	*
Class 529-F-2	Not applicable		1		—	*	1
Class 529-F-3	Not applicable		—	*	—	*	—	*
Class R-1	1		—	*	—	*	Not applicable
Class R-2	2		1		—	*	Not applicable
Class R-2E	—	*	—	*	—	*	Not applicable
Class R-3	3		1		—	*	Not applicable
Class R-4	1		—	*	—	*	Not applicable
Class R-5E	Not applicable		—	*	—	*	Not applicable
Class R-5	Not applicable		—	*	—	*	Not applicable
Class R-6	Not applicable		—	*	5		Not applicable
Total class-specific expenses	$250		$581		$339		$3

*	Amount less than one thousand.

Miscellaneous fee reimbursement — CRMC has agreed to reimburse a portion of miscellaneous fees and expenses of the fund. For the year ended October 31, 2022, total fees and expenses reimbursed by CRMC were $422,000, which CRMC does not intend to recoup. This reimbursement may be adjusted or discontinued, subject to any restrictions in the fund’s prospectus. Fees and expenses in the statement of operations are presented gross of any reimbursement from CRMC.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $47,000 in the fund’s statement of operations reflects $60,000 in current fees (either paid in cash or deferred) and a net decrease of $13,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term instruments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

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Security transactions with related funds — The fund purchased investment securities from, and sold investment securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. Each transaction was executed at the current market price of the security and no brokerage commissions or fees were paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended October 31, 2022, the fund engaged in such purchase and sale transactions with related funds in the amounts of $2,430,000 and $2,190,000, respectively, which generated $1,313,000 of net realized losses from such sales.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended October 31, 2022.

8. Indemnifications

The fund’s organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown since it is dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote. Insurance policies are also available to the fund’s board members and officers.

9. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*			Reinvestments of distributions				Repurchases*		Net increase (decrease)
Share class	Amount	Shares		Amount		Shares		Amount	Shares	Amount		Shares

Year ended October 31, 2022

Class A	$29,586	1,990		$1,579		94		$(19,557)	(1,338)	$11,608		746
Class C	1,683	107		105		6		(1,686)	(112)	102		1
Class T	—	—		—		—		—	—	—		—
Class F-1	2,182	141		95		6		(2,452)	(163)	(175)		(16)
Class F-2	329,353	22,153		12,671		749		(245,581)	(16,850)	96,443		6,052
Class F-3	236,629	16,122		18,364		1,082		(231,417)	(15,594)	23,576		1,610
Class 529-A	1,494	97		111		7		(748)	(50)	857		54
Class 529-C	148	10		9		1		(142)	(10)	15		1
Class 529-E	45	3		2		—	†	(8)	(1)	39		2
Class 529-T	—	—		—	†	—	†	—	—	—	†	— †
Class 529-F-1	—	—		—	†	—	†	—	—	—	†	— †
Class 529-F-2	433	28		27		2		(143)	(10)	317		20
Class 529-F-3	—	—		—	†	—	†	—	—	—	†	— †
Class R-1	6	—	†	4		—	†	(120)	(7)	(110)		(7)
Class R-2	425	29		2		—	†	(12)	(1)	415		28
Class R-2E	27	1		—	†	—	†	(7)	— †	20		1
Class R-3	745	54		14		1		(89)	(6)	670		49
Class R-4	266	17		7		—	†	(265)	(20)	8		(3)
Class R-5E	400	29		3		1		(10)	(1)	393		29
Class R-5	1,972	151		3		—	†	(43)	(3)	1,932		148
Class R-6	5,503	395		446		25		(45,353)	(2,536)	(39,404)		(2,116)
Total net increase (decrease)	$610,897	41,327		$33,442		1,974		$(547,633)	(36,702)	$96,706		6,599

Refer to the end of the table for footnotes.

American Funds International Vantage Fund	19

	Sales*				Reinvestments of distributions				Repurchases*		Net increase (decrease)
Share class	Amount		Shares		Amount		Shares		Amount	Shares	Amount		Shares

Year ended October 31, 2021

Class A	$41,559		2,434		$617		39		$(8,171)	(479)	$34,005		1,994
Class C	4,048		241		25		2		(276)	(17)	3,797		226
Class T	—	†	—	†	—		—		—	—	—	†	—	†
Class F-1	3,430		201		43		2		(962)	(55)	2,511		148
Class F-2	292,213		17,190		5,377		338		(48,079)	(2,798)	249,511		14,730
Class F-3	246,999		14,553		20,907		1,312		(408,781)	(23,770)	(140,875)		(7,905)
Class 529-A	2,665		156		45		3		(371)	(22)	2,339		137
Class 529-C	413		24		2		—	†	(30)	(2)	385		22
Class 529-E	84		5		1		—	†	(12)	— †	73		5
Class 529-T	—	†	—	†	—	†	—	†	—	—	—	†	—	†
Class 529-F-1	—	†	—	†	—	†	—	†	—	—	—	†	—	†
Class 529-F-2	516		30		10		1		(39)	(3)	487		28
Class 529-F-3	—	†	—	†	—	†	—	†	—	—	—	†	—	†
Class R-1	183		11		—		—		— †	— †	183		11
Class R-2	264		16		1		—	†	(178)	(11)	87		5
Class R-2E	135		8		2		—	†	(248)	(14)	(111)		(6)
Class R-3	414		24		1		—	†	(3)	— †	412		24
Class R-4	89		5		5		—	†	(48)	(3)	46		2
Class R-5E	72		4		1		—	†	— †	— †	73		4
Class R-5	77		5		1		—	†	(9)	— †	69		5
Class R-6	3,307		196		1,837		115		(19,764)	(1,172)	(14,620)		(861)
Total net increase (decrease)	$596,468		35,103		$28,875		1,812		$(486,971)	(28,346)	$138,372		8,569

*	Includes exchanges between share classes of the fund.
†	Amount less than one thousand.

10. Investment transactions

The fund engaged in purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $251,806,000 and $195,277,000, respectively, during the year ended October 31, 2022.

20	American Funds International Vantage Fund

Financial highlights

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)[2]	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[3,4]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before reimburse- ments[5]		Ratio of expenses to average net assets after reimburse- ments[4,5]		Ratio of net income (loss) to average net assets[2,4]
Class A:
10/31/2022	$17.83	$.17	$(4.57)	$(4.40)	$(.13)	$(.31)	$(.44)	$12.99	(25.12)%	$55		1.08%		1.06%		1.14%
10/31/2021	14.47	.09	3.67	3.76	(.07)	(.33)	(.40)	17.83	26.32	62		1.13		1.10		.54
10/31/2020[6,7]	14.76	.04	.51	.55	(.25)	(.59)	(.84)	14.47	3.81 [8]	21		1.12	[9]	1.12	[9]	.32	[9]
Class C:
10/31/2022	17.65	.07	(4.53)	(4.46)	(.05)	(.31)	(.36)	12.83	(25.64)	4		1.78		1.76		.48
10/31/2021	14.39	(.01)	3.62	3.61	(.02)	(.33)	(.35)	17.65	25.38	5		1.82		1.79		(.08)
10/31/2020[6,7]	14.76	(.06)	.53	.47	(.25)	(.59)	(.84)	14.39	3.24 [8]	1		1.79	[9]	1.79	[9]	(.42)[9]
Class T:
10/31/2022	17.91	.22	(4.59)	(4.37)	(.17)	(.31)	(.48)	13.06	(24.96)[10]	—	[11]	.78	[10]	.76	[10]	1.44	[10]
10/31/2021	14.47	.13	3.69	3.82	(.05)	(.33)	(.38)	17.91	26.77 [10]	—	[11]	.83	[10]	.80	[10]	.78	[10]
10/31/2020[6,7]	14.76	.07	.48	.55	(.25)	(.59)	(.84)	14.47	3.82 [8,10]	—	[11]	1.05	[9,10]	1.04	[9,10]	.54	[9,10]
Class F-1:
10/31/2022	17.84	.19	(4.59)	(4.40)	(.13)	(.31)	(.44)	13.00	(25.11)	3		1.02		1.00		1.25
10/31/2021	14.48	.10	3.67	3.77	(.08)	(.33)	(.41)	17.84	26.42	4		1.07		1.04		.60
10/31/2020[6,7]	14.76	.05	.51	.56	(.25)	(.59)	(.84)	14.48	3.88 [8]	1		1.06	[9]	1.06	[9]	.36	[9]
Class F-2:
10/31/2022	17.91	.23	(4.59)	(4.36)	(.18)	(.31)	(.49)	13.06	(24.94)	432		.74		.72		1.52
10/31/2021	14.51	.15	3.68	3.83	(.10)	(.33)	(.43)	17.91	26.77	484		.80		.77		.89
10/31/2020[6,7]	14.76	.09	.50	.59	(.25)	(.59)	(.84)	14.51	4.10 [8]	179		.77	[9]	.77	[9]	.65	[9]
Class F-3:
10/31/2022	17.95	.24	(4.59)	(4.35)	(.19)	(.31)	(.50)	13.10	(24.84)	519		.64		.59		1.60
10/31/2021	14.53	.15	3.70	3.85	(.10)	(.33)	(.43)	17.95	26.90	682		.71		.65		.90
10/31/2020[12]	14.61	.13	.63	.76	(.25)	(.59)	(.84)	14.53	5.33	667		.72		.65		.91
10/31/2019[12]	12.67	.20	2.10	2.30	(.36)	—	(.36)	14.61	18.95	918		.70		.65		1.47
10/31/2018[12]	13.67	.24	(1.05)	(.81)	(.19)	—	(.19)	12.67	(6.09)	1,162		.65		.65	[13]	1.71
Class 529-A:
10/31/2022	17.84	.18	(4.58)	(4.40)	(.14)	(.31)	(.45)	12.99	(25.18)	4		1.08		1.06		1.19
10/31/2021	14.46	.10	3.67	3.77	(.06)	(.33)	(.39)	17.84	26.42	5		1.06		1.03		.60
10/31/2020[6,7]	14.76	.05	.49	.54	(.25)	(.59)	(.84)	14.46	3.73 [8]	2		1.18	[9]	1.18	[9]	.33	[9]

Refer to the end of the table for footnotes.

American Funds International Vantage Fund	21

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)[2]	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[3,4]		Net assets, end of year (in millions)		Ratio of expenses to average net assets before reimburse- ments[5]		Ratio of expenses to average net assets after reimburse- ments[4,5]		Ratio of net income (loss) to average net assets[2,4]
Class 529-C:
10/31/2022	$17.67	$.06	$(4.53)	$(4.47)	$(.07)	$(.31)	$(.38)	$12.82	(25.66)%		$—	[11]	1.80%		1.78%		.43%
10/31/2021	14.37	(.01)	3.64	3.63	—	(.33)	(.33)	17.67	25.48		1		1.81		1.77		(.05)
10/31/2020[6,7]	14.76	(.03)	.48	.45	(.25)	(.59)	(.84)	14.37	3.09	[8,10]	—	[11]	1.89	[9,10]	1.87	[9,10]	(.25)[9,10]
Class 529-E:
10/31/2022	17.84	.14	(4.57)	(4.43)	(.11)	(.31)	(.42)	12.99	(25.21)		—	[11]	1.21		1.18		.91
10/31/2021	14.47	.13	3.62	3.75	(.05)	(.33)	(.38)	17.84	26.16	[10]	—	[11]	1.24	[10]	1.20	[10]	.75	[10]
10/31/2020[6,7]	14.76	.06	.49	.55	(.25)	(.59)	(.84)	14.47	3.81	[8,10]	—	[11]	1.17	[9,10]	1.12	[9,10]	.45	[9,10]
Class 529-T:
10/31/2022	17.90	.21	(4.59)	(4.38)	(.16)	(.31)	(.47)	13.05	(24.96)[10]		—	[11]	.83	[10]	.81	[10]	1.39	[10]
10/31/2021	14.48	.12	3.69	3.81	(.06)	(.33)	(.39)	17.90	26.64	[10]	—	[11]	.88	[10]	.85	[10]	.73	[10]
10/31/2020[6,7]	14.76	.08	.48	.56	(.25)	(.59)	(.84)	14.48	3.88	[8,10]	—	[11]	1.10	[9,10]	1.02	[9,10]	.55	[9,10]
Class 529-F-1:
10/31/2022	17.91	.21	(4.59)	(4.38)	(.16)	(.31)	(.47)	13.06	(24.95)[10]		—	[11]	.83	[10]	.81	[10]	1.39	[10]
10/31/2021	14.50	.13	3.68	3.81	(.07)	(.33)	(.40)	17.91	26.71	[10]	—	[11]	.88	[10]	.85	[10]	.73	[10]
10/31/2020[6,7]	14.76	.07	.51	.58	(.25)	(.59)	(.84)	14.50	3.95	[8,10]	—	[11]	.88	[9,10]	.88	[9,10]	.48	[9,10]
Class 529-F-2:
10/31/2022	17.85	.22	(4.58)	(4.36)	(.17)	(.31)	(.48)	13.01	(24.92)		1		.77		.75		1.48
10/31/2021	14.47	.14	3.66	3.80	(.09)	(.33)	(.42)	17.85	26.65		1		.86		.82		.81
10/31/2020[6,14]	14.47	—	—	—	—	—	—	14.47	—		—	[11]	—		—		—
Class 529-F-3:
10/31/2022	17.85	.23	(4.57)	(4.34)	(.18)	(.31)	(.49)	13.02	(24.84)		—	[11]	.71		.68		1.52
10/31/2021	14.47	.14	3.67	3.81	(.10)	(.33)	(.43)	17.85	26.76		—	[11]	.81		.74		.84
10/31/2020[6,14]	14.47	—	—	—	—	—	—	14.47	—		—	[11]	—		—		—
Class R-1:
10/31/2022	17.80	.04	(4.53)	(4.49)	(.04)	(.31)	(.35)	12.96	(25.58)[10]		—	[11]	1.66	[10]	1.64	[10]	.23	[10]
10/31/2021	14.52	.04	3.67	3.71	(.10)	(.33)	(.43)	17.80	25.96	[10]	—	[11]	1.73	[10]	1.69	[10]	.22	[10]
10/31/2020[6,7]	14.76	.12	.48	.60	(.25)	(.59)	(.84)	14.52	4.17	[8,10]	—	[11]	.98	[9,10]	.71	[9,10]	.86	[9,10]

Refer to the end of the table for footnotes.

22	American Funds International Vantage Fund

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)[2]	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[3,4]		Net assets, end of year (in millions)		Ratio of expenses to average net assets before reimburse- ments[5]		Ratio of expenses to average net assets after reimburse- ments[4,5]		Ratio of net income (loss) to average net assets[2,4]
Class R-2:
10/31/2022	$17.76	$.10	$(4.55)	$(4.45)	$(.10)	$(.31)	$(.41)	$12.90	(25.56)%		$—	[11]	1.63%		1.60%		.70%
10/31/2021	14.50	.02	3.66	3.68	(.09)	(.33)	(.42)	17.76	25.76	[10]	—	[11]	1.61	[10]	1.57	[10]	.09	[10]
10/31/2020[6,7]	14.76	.09	.49	.58	(.25)	(.59)	(.84)	14.50	3.99	[8,10]	—	[11]	1.02	[9,10]	.92	[9,10]	.63	[9,10]
Class R-2E:
10/31/2022	17.80	.15	(4.58)	(4.43)	—	(.31)	(.31)	13.06	(25.15)[10]		—	[11]	1.18	[10]	1.11	[10]	1.00	[10]
10/31/2021	14.49	.03	3.68	3.71	(.07)	(.33)	(.40)	17.80	25.90	[10]	—	[11]	1.47	[10]	1.44	[10]	.17	[10]
10/31/2020[6,7]	14.76	.01	.56	.57	(.25)	(.59)	(.84)	14.49	3.94	[8,10]	—	[11]	1.27	[9,10]	1.18	[9,10]	.04	[9,10]
Class R-3:
10/31/2022	17.83	.10	(4.54)	(4.44)	(.13)	(.31)	(.44)	12.95	(25.33)		1		1.32		1.30		.70
10/31/2021	14.51	.07	3.67	3.74	(.09)	(.33)	(.42)	17.83	26.05		1		1.34		1.30		.38
10/31/2020[6,7]	14.76	.08	.51	.59	(.25)	(.59)	(.84)	14.51	4.10	[8,10]	—	[11]	1.08	[9,10]	.89	[9,10]	.55	[9,10]
Class R-4:
10/31/2022	17.87	.24	(4.63)	(4.39)	(.15)	(.31)	(.46)	13.02	(25.01)		—	[11]	.95		.93		1.65
10/31/2021	14.50	.10	3.68	3.78	(.08)	(.33)	(.41)	17.87	26.39		—	[11]	1.03		.99		.58
10/31/2020[6,7]	14.76	.05	.53	.58	(.25)	(.59)	(.84)	14.50	4.03	[8]	—	[11]	1.04	[9]	.99	[9]	.34	[9]
Class R-5E:
10/31/2022	17.91	.18	(4.56)	(4.38)	(.17)	(.31)	(.48)	13.05	(24.95)		—	[11]	.84		.79		1.26
10/31/2021	14.52	.13	3.69	3.82	(.10)	(.33)	(.43)	17.91	26.74		—	[11]	.88		.80		.78
10/31/2020[6,7]	14.76	.10	.50	.60	(.25)	(.59)	(.84)	14.52	4.17	[8]	—	[11]	.95	[9]	.71	[9]	.74	[9]
Class R-5:
10/31/2022	17.93	.08	(4.44)	(4.36)	(.19)	(.31)	(.50)	13.07	(24.81)		2		.65		.61		.60
10/31/2021	14.52	.15	3.69	3.84	(.10)	(.33)	(.43)	17.93	26.81		—	[11]	.76		.70		.89
10/31/2020[6,7]	14.76	.11	.49	.60	(.25)	(.59)	(.84)	14.52	4.18	[8]	—	[11]	.93	[9]	.72	[9]	.77	[9]
Class R-6:
10/31/2022	17.93	.23	(4.58)	(4.35)	(.18)	(.31)	(.49)	13.09	(24.79)		16		.64		.59		1.56
10/31/2021	14.52	.15	3.69	3.84	(.10)	(.33)	(.43)	17.93	26.86		59		.70		.67		.89
10/31/2020[6,7]	14.76	.12	.48	.60	(.25)	(.59)	(.84)	14.52	4.19	[8]	61		.71	[9]	.71	[9]	.87	[9]

	Year ended October 31,
	2022	2021	2020	2019	2018
Portfolio turnover rate for all share classes[15]	19%	11%	21%	29%	22%

[1]	Based on average shares outstanding.
[2]	For the year ended October 31, 2022, this column reflects the impact of European Union tax reclaims received that resulted in an increase to net investment income. Had the reclaims not been paid, the Class A net investment income per share and ratio of net income to average net assets would have been lower by $.06 and .39 percentage points, respectively. The impact to the other share classes would have been similar.
[3]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[4]	This column reflects the impact, if any, of certain reimbursements from CRMC. During the years shown, CRMC reimbursed a portion of transfer agent services fees for and/or reimbursed a portion of miscellaneous fees and expenses.
[5]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[6]	Based on operations for a period that is less than a full year.
[7]	This share class began investment operations on November 8, 2019.
[8]	Not annualized.
[9]	Annualized.
[10]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[11]	Amount less than $1 million.
[12]	Class M shares were converted to Class F-3 shares on November 8, 2019.
[13]	Reimbursement was less than 0.005%.
[14]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.
[15]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.

Refer to the notes to financial statements.

American Funds International Vantage Fund	23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of American Funds International Vantage Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of American Funds International Vantage Fund (the “Fund”) as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statements of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Los Angeles, California

December 9, 2022

We have served as the auditor of one or more investment companies in The Capital Group Companies Investment Company Complex since 1934.

24	American Funds International Vantage Fund

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (May 1, 2022, through October 31, 2022).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

American Funds International Vantage Fund	25

Expense example (continued)

	Beginning account value 5/1/2022	Ending account value 10/31/2022	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$900.97	$4.79	1.00%
Class A – assumed 5% return	1,000.00	1,020.16	5.09	1.00
Class C – actual return	1,000.00	897.97	8.13	1.70
Class C – assumed 5% return	1,000.00	1,016.64	8.64	1.70
Class T – actual return	1,000.00	902.00	3.26	.68
Class T – assumed 5% return	1,000.00	1,021.78	3.47	.68
Class F-1 – actual return	1,000.00	901.04	4.46	.93
Class F-1 – assumed 5% return	1,000.00	1,020.52	4.74	.93
Class F-2 – actual return	1,000.00	902.00	3.12	.65
Class F-2 – assumed 5% return	1,000.00	1,021.93	3.31	.65
Class F-3 – actual return	1,000.00	902.27	2.49	.52
Class F-3 – assumed 5% return	1,000.00	1,022.58	2.65	.52
Class 529-A – actual return	1,000.00	900.28	4.74	.99
Class 529-A – assumed 5% return	1,000.00	1,020.21	5.04	.99
Class 529-C – actual return	1,000.00	897.90	8.23	1.72
Class 529-C – assumed 5% return	1,000.00	1,016.53	8.74	1.72
Class 529-E – actual return	1,000.00	900.34	5.36	1.12
Class 529-E – assumed 5% return	1,000.00	1,019.56	5.70	1.12
Class 529-T – actual return	1,000.00	902.00	3.55	.74
Class 529-T – assumed 5% return	1,000.00	1,021.48	3.77	.74
Class 529-F-1 – actual return	1,000.00	902.08	3.50	.73
Class 529-F-1 – assumed 5% return	1,000.00	1,021.53	3.72	.73
Class 529-F-2 – actual return	1,000.00	901.73	3.26	.68
Class 529-F-2 – assumed 5% return	1,000.00	1,021.78	3.47	.68
Class 529-F-3 – actual return	1,000.00	903.05	2.88	.60
Class 529-F-3 – assumed 5% return	1,000.00	1,022.18	3.06	.60
Class R-1 – actual return	1,000.00	898.27	7.27	1.52
Class R-1 – assumed 5% return	1,000.00	1,017.54	7.73	1.52
Class R-2 – actual return	1,000.00	897.77	7.41	1.55
Class R-2 – assumed 5% return	1,000.00	1,017.39	7.88	1.55
Class R-2E – actual return	1,000.00	900.83	4.93	1.03
Class R-2E – assumed 5% return	1,000.00	1,020.01	5.24	1.03
Class R-3 – actual return	1,000.00	899.44	6.03	1.26
Class R-3 – assumed 5% return	1,000.00	1,018.85	6.41	1.26
Class R-4 – actual return	1,000.00	901.79	4.17	.87
Class R-4 – assumed 5% return	1,000.00	1,020.82	4.43	.87
Class R-5E – actual return	1,000.00	902.00	3.60	.75
Class R-5E – assumed 5% return	1,000.00	1,021.42	3.82	.75
Class R-5 – actual return	1,000.00	902.76	2.83	.59
Class R-5 – assumed 5% return	1,000.00	1,022.23	3.01	.59
Class R-6 – actual return	1,000.00	902.90	2.25	.47
Class R-6 – assumed 5% return	1,000.00	1,022.84	2.40	.47

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

26	American Funds International Vantage Fund

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended October 31, 2022:

Long-term capital gains	$21,757,000
Foreign source income	$0.29 per share
Qualified dividend income	100%
Section 163(j) interest dividends	$1,344,000
U.S. government income that may be exempt from state taxation	$351,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2023, to determine the calendar year amounts to be included on their 2022 tax returns. Shareholders should consult their tax advisors.

American Funds International Vantage Fund	27

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28	American Funds International Vantage Fund

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American Funds International Vantage Fund	29

Board of trustees and other officers

Independent trustees1

Name, year of birth and position with fund	Year first elected a trustee of the fund[2]	Principal occupation(s) during the past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Vanessa C. L. Chang, 1952 Chair of the Board (Independent and Non-Executive)	2019	Former Director, EL & EL Investments (real estate)	22	Edison International/Southern California Edison; Transocean Ltd. (offshore drilling contractor)
James G. Ellis, 1947	2019	Former Dean and Professor of Marketing, Marshall School of Business, University of Southern California	96	Advanced Merger Partners; EVe Mobility Acquisition Corp (acquisitions of companies in the electric vehicle market); J. G. Boswell (agricultural production); Mercury General Corporation
Jennifer C. Feikin, 1968	2019	Business Advisor; previously held positions at Google, AOL, 20th Century Fox and McKinsey & Company; Trustee, The Nature Conservancy of Utah; former Trustee, The Nature Conservancy of California; former Director, First Descents	15	Hertz Global Holdings, Inc.
Pablo R. González Guajardo, 1967	2019	CEO, Kimberly-Clark de México, SAB de CV	22	América Móvil, SAB de CV (telecommunications company); Grupo Sanborns, SAB de CV (retail stores and restaurants); Kimberly-Clark de México, SAB de CV (consumer staples)
Leslie Stone Heisz, 1961	2019	Former Managing Director, Lazard (retired, 2010); Director, Edwards Lifesciences; Trustee, Public Storage; Director, Kaiser Permanente (California public benefit corporation); former Lecturer, UCLA Anderson School of Management	15	None
William D. Jones, 1955	2019	Real estate developer/owner, President and former CEO, CityLink Investment Corporation (acquires, develops and manages real estate ventures in urban communities) and for the former City Scene Management Company (provided commercial asset management services)	23	Biogen Inc.

Interested trustees[4,5]

Name, year of birth and position with fund	Year first elected a trustee of the fund[2]	Principal occupation(s) during the past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
John S. Armour, 1957 Trustee	2019	President and Director, Capital Group Private Client Services, Inc.[6]	9	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

Refer to page 31 for footnotes.

30	American Funds International Vantage Fund

Officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during the past five years and positions held with affiliated entities or the Principal Underwriter of the fund
Gerald Du Manoir, 1966 President	2019	Partner – Capital International Investors, Capital Research and Management Company; Partner – Capital International Investors, Capital Bank and Trust Company[6]; Vice President, Capital Guardian (Canada), Inc.[6]
Walt Burkley, 1966 Principal Executive Officer	2021	Senior Vice President and Senior Counsel – Fund Business Management Group, Capital Research and Management Company; Director, Capital Research Company; Director, Capital Research and Management Company
Michael W. Stockton, 1967 Executive Vice President	2021	Senior Vice President – Fund Business Management Group, Capital Research and Management Company
Eu-Gene Cheah, 1965 Senior Vice President	2019	Partner – Capital International Investors, Capital International, Inc.[6]
Gregory D. Fuss, 1959 Senior Vice President	2019	Partner – Capital International Investors, Capital Research and Management Company; Partner – Capital International Investors, Capital Bank and Trust Company[6]; Senior Vice President, Capital Group Private Client Services, Inc.[6]
Philip Winston, 1955 Senior Vice President	2019	Partner – Capital International Investors, Capital Research and Management Company; Partner – Capital International Investors, Capital International Limited[6]; Senior Vice President, Capital International Limited[6]
Timothy W. McHale, 1978 Vice President	2019	Senior Vice President and Senior Counsel – Fund Business Management Group, Capital Research and Management Company; Secretary, American Funds Distributors, Inc.[6]; Director, American Funds Service Company[6]
Courtney R. Taylor, 1975 Secretary	2019	Assistant Vice President – Fund Business Management Group, Capital Research and Management Company
Gregory F. Niland, 1971 Treasurer	2019	Vice President – Investment Operations, Capital Research and Management Company
Susan K. Countess, 1966 Assistant Secretary	2019	Associate – Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Vice President – Investment Operations, Capital Research and Management Company
Kyle J. Ilsley, 1980 Assistant Treasurer	2020	Assistant Vice President – Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as an investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

American Funds International Vantage Fund	31

Board of trustees and other officers (continued)

Results of special meeting of shareholders

Held December 2, 2022

Shares outstanding (all classes) on October 3, 2022 (record date)
78,374,798

Total shares voting on December 2, 2022
63,315,201 (80.8% of shares outstanding)

The Proposal: to elect board members:

	Votes for	Percent of shares voting for	Votes withheld	Percent of shares withheld
John G. Freund, MD	63,027,275	99.5%	287,926	0.5%
Pedro J. Greer, Jr.	63,204,003	99.8	111,198	0.2
Merit E. Janow	62,997,140	99.5	318,061	0.5
Winnie Kwan	63,214,118	99.8	101,083	0.2
Sung Lee	63,211,101	99.8	104,100	0.2
Earl Lewis, Jr.	63,199,737	99.8	115,464	0.2
Christopher E. Stone	63,199,737	99.8	115,464	0.2
Kathy J. Williams	63,211,773	99.8	103,428	0.2
Amy Zegart, PhD	63,218,544	99.8	96,657	0.2

32	American Funds International Vantage Fund

Office of the fund

6455 Irvine Center Drive
Irvine, CA 92618-4518

Investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address nearest you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111-2900

Counsel

Morgan, Lewis & Bockius LLP
One Federal Street
Boston, MA 02110-1726

Independent registered public accounting firm

PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017-3874

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on our website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on our website.

American Funds International Vantage Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The list of portfolio holdings is available free of charge on the SEC website and on our website.

This report is for the information of shareholders of American Funds International Vantage Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2022, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

American Funds Distributors, Inc., member FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemTM — has resulted in superior outcomes.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment industry experience, including 21 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes
Equity funds have beaten their Lipper peer indexes in 92% of 10-year periods and 99% of 20-year periods.[2] Fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.[3] Fund management fees have been among the lowest in the industry.[4]

[1]	Investment industry experience as of December 31, 2021.
[2]	Based on Class F-3 share results for rolling calendar-year periods starting the first full calendar year after each fund’s inception through December 31, 2021. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary.
[3]	Based on Class F-3 share results as of December 31, 2021. Thirteen of the 17 fixed income American Funds that have been in existence for the three-year period showed a three-year correlation below 0.3. S&P 500 Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,“in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our management fees were in the lowest quintile 63% of the time, based on the 20-year period ended December 31, 2021, versus comparable Lipper categories, excluding funds of funds.

Class F-3 shares were first offered on January 27, 2017. Class F-3 share results prior to the date of first sale are hypothetical based on results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 6455 Irvine Center Drive, Irvine, California 92618.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Leslie Stone Heisz, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

IVE

Registrant:

a) Audit Fees:
Audit	2021	42,000
	2022	32,000

b) Audit-Related Fees:
	2021	None
	2022	None

c) Tax Fees:
	2021	8,000
	2022	8,000
	The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2021	None
	2022	None

	Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
	Not Applicable

b) Audit-Related Fees:
	2021	None
	2022	None
	The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
	2021	None
	2022	None

	The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
	2021	2,000
	2022	None
	The other fees consist of subscription services related to an accounting research tool.

	All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

	Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $10,000 for fiscal year 2021 and $8,000 for fiscal year 2022. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS INTERNATIONAL VANTAGE FUND

By __/s/ Walter R. Burkley________________
Walter R. Burkley, Principal Executive Officer

Date: December 30, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Walter R. Burkley_____________
Walter R. Burkley, Principal Executive Officer

Date: December 30, 2022

By ___/s/ Gregory F. Niland__________________
Gregory F. Niland, Treasurer and Principal Financial Officer

Date: December 30, 2022